Exhibit 10.1

                                 FIRST AMENDMENT
                                       TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


         FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 27, 2005 (this "Amendment"), by and among SCAN-OPTICS, INC., a
Delaware limited liability company (the "Borrower"), SCAN-OPTICS LIMITED, a United Kingdom company limited by shares ("SOL"), SCAN-OPTICS (CANADA), LTD., a Canadian corporation formed under the Business Corporation Act of Canada ("SOC" and, together with SOL, collectively, the "Guarantors'), the lenders party hereto (the "Lenders"), and PATRIARCH PARTNERS AGENCY SERVICES, LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         WHEREAS, Borrower, Guarantors, Lenders and Agent entered into and are parties to that certain Third Amended and Restated Credit Agreement, dated as of March 30, 2004 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement");

         WHEREAS, Borrower has requested, and Lenders and Agent have agreed, to amend the Credit Agreement to increase the Revolving Credit Commitment (as such term is defined in the Credit Agreement), but only to the extent and on the terms set forth expressly herein; and

         NOW, THEREFORE, in consideration of the premises and for other good and
valuable  consideration,   the  sufficiency  and  receipt  of  which  is  hereby
acknowledged, the parties thereto agree as follows:

                                    AGREEMENT

     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

     2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

     (a) Addition of New Defined Terms in Section 1.1. The following new definitions are added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

                  "First Amendment" means that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of June 27, 2005, by and among Borrower, Guarantors, Lenders and Agent.

                  "First Amendment Date" means the date on which the First Amendment becomes effective pursuant to the terms set forth therein.

                  "Temporary Adjustment Period" means the period from and after the First Amendment Date to and including June 30, 2005.

     (b)  Amendment  to  Definition  of  "Revolving  Credit   Commitment".   The
definition of "Revolving Credit Commitment" in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to "Section 2.1(b)" and replacing with a reference to "Schedule 2.1(b)".

     (c) Amendment to Section 2.1(b)(ii). Section 2.1(b)(ii) of the Credit Agreement is hereby amended by deleting the last sentence of subclause (A) thereof and replacing it with the following:

                  Notwithstanding anything to the contrary contained herein, and subject to the terms and conditions set forth herein and in the First Amendment, each Lender agrees during the Temporary Adjustment Period to increase its Revolving Credit Commitment to the amount set forth across its name on Schedule 2.1(b) under the column for the Temporary Adjustment Period. On July 1, 2005, without any notice or further action, the amount of each Lender's Revolving Credit Commitment shall automatically be reduced to the amount set forth such Lender's name on
                  Schedule 2.1(b) under the column for the period on and after July 1, 2005.

     (d) Addition of New Schedule 2.1(b). The Credit Agreement is hereby amended by inserting Schedule 2.1(b) attached hereto as new Schedule 2.1(b) to the Credit Agreement in correct numerical order.

     (e) Funding Notice. The certifications of the Borrower in any Funding Notice of the Borrower executed and delivered to the Agent in connection with any Borrowing under the Revolving Credit Commitment during the Temporary
Adjustment Period may be qualified with reference to the Disclosure Update Schedule and Schedule 4.1(a), each as attached hereto.

     3. Effectiveness. This Amendment shall become effective as of the date first referenced above, but only upon receipt by the Agent of (a) a counterpart of this Amendment duly executed and delivered by each signatory hereto and (b) payment in full in cash of the invoiced and unpaid fees and expenses of the Agent's professionals (including, without limitation, the Agent's attorneys).

     4. Representations and Warranties. The Borrower and each Guarantor hereby represents and warrants to the Lenders and the Agent that the representations and warranties of such Borrower or such Guarantor contained in the Credit Agreement, as such representations and warranties are modified as set forth in the Disclosure Update Schedule attached hereto, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof other than as referred to herein, provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement as amended hereby and except to the extent such representations and warranties expressly relate to a different specific date in which case such representations and warranties shall be true and correct in all material respects as of such date. To induce the Agent and Lenders to enter into this Amendment, Borrower and each Guarantor additionally represents and warrants that:

     (a) After giving effect to this Amendment, no Default or Event of Default, has occurred and is continuing, except as otherwise set forth on Schedule 4.1(a) attached hereto. For the avoidance of doubt, the Agent and Lenders do not waive, and the making of Revolving Loans during the Temporary Adjustment Period shall not be construed as a waiver of, any Default of Event of Default described in
Schedule 4.1(a) or any remedies or rights they have respect thereto.

     (b) There exist no cause of action, offsets, claims, counterclaims or defenses against Agent or Lenders with respect to the obligations under the Credit Agreement or any other Credit Document.

     (c) Except for Permitted Encumbrances, Agent has valid, continuing and duly perfected first and prior liens on and a first priority security interest in the Collateral.

     (d) Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.

     (e) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     (f) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

     5. No Other Amendment or Waiver. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Borrower that would require a waiver or consent of the Agent. Except as expressly modified hereby, all the terms, provisions and conditions of the Credit Agreement are and shall remain unchanged and shall continue in full force and effect.

     6. Continuing Guaranty. By its execution of this Amendment, each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the provisions of this Amendment. Such Guarantor hereby confirms that its Guarantee will continue to guaranty and/or secure, as the case may be, to the fullest extent possible the payment and performance of all obligations of such Guarantor in respect of the Obligations including, without limitation, the Term Loan, the Revolving Loans and the Overadvance Loans.

     7. Release. The Borrower hereby releases the Lenders and Agent and each of their respective subsidiaries, affiliates, members, partners, officers, employees, representatives, agents, managers, counsel, directors, successors and assigns, both present and former, from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

     8. Acknowledgments.

     (a) The Borrower acknowledges, ratifies and reaffirms the validity and enforceability of the Credit Agreement and all Liens and security interests granted thereunder or under any other Credit Document to Lenders and Agent as collateral security for its Obligations and acknowledges that all such Liens and security interests and all Collateral pledged as security for the Obligations continue to be and remain collateral for the Obligations from and after the date hereof.

     (b) The Borrower acknowledges that as of June 27, 2005, prior to giving effect to this Amendment, the aggregate outstanding principal amount of the Revolving Loans is $2,500,000.

     9. Miscellaneous. The terms of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Amendment may be executed by telecopy in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same document. Transmission by telecopier of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart. Each fully executed counterpart of this Amendment shall be deemed to be a duplicate original.

     10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, AND ALL CLAIMS, DISPUTES AND MATTERS ARISING HEREUNDER OR RELATED HERETO, SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     11. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent such prohibition or invalidity without invalidating the remainder of such provision or the remaining provision of this Amendment.

                  [Remainder of page left intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


BORROWER:                    SCAN-OPTICS, INC.
--------



                             By: /s/ Paul M. Yantus
                             ----------------------
                                   Name:  Paul M. Yantus
                                   Title: President and CEO




GUARANTORS:                  SCAN-OPTICS LIMITED
----------



                             By: /s/ Paul M. Yantus
                             ----------------------
                                   Name: Paul M. Yantus
                                   Title:  Director


                             SCAN-OPTICS (CANADA), LTD.



                             By: /s/ Paul M. Yantus
                             ----------------------
                                   Name:  Paul M. Yantus
                                   Title:  Director

AGENT:                       PATRIARCH PARTNERS AGENCY SERVICES, LLC
-----



                             By: /s/ Lynn Tilton
                             -------------------
                                   Name:  Lynn Tilton
                                   Title: Manager

LENDERS:                     ZOHAR II 2005-1, LIMITED
-------

                             By:  Patriarch Partners XIV, LLC,
                                     its Collateral Manager



                             By: /s/ Lynn Tilton
                             -------------------
                                   Name:       Lynn Tilton
                                   Title:      Manager

                             Address for Notices:

                             c/o Patriarch Partners XIV, LLC
                             112 South Tryon Street, Suite 700
                             Charlotte, North Carolina  28284
                             Facsimile:     (704) 375-0358
                             Attention:     Lynn Tilton


                             ZOHAR CDO 2003-1, LIMITED

                             By:  Patriarch Partners VIII, LLC,
                                     its Collateral Manager



                             By: /s/ Lynn Tilton
                             -------------------
                                   Name:       Lynn Tilton
                                   Title:      Manager

                             Address for Notices:

                             c/o Patriarch Partners VIII, LLC
                             112 South Tryon Street, Suite 700
                             Charlotte, North Carolina  28284
                             Facsimile:     (704) 375-0358
                             Attention:     Lynn Tilton

                                 SCHEDULE 2.1(b)

                          REVOLVING CREDIT COMMITMENTS


----------------------------------------------- -------------------------------- ----------------------------------

                    Lender                        Revolving Credit Commitment     Revolving Credit Commitment On
                                                  During Temporary Adjustment         and After July 1, 2005
                                                            Period
----------------------------------------------- -------------------------------- ----------------------------------

Zohar II 2005-1, Limited                                  $3,400,000                        $2,500,000
----------------------------------------------- -------------------------------- ----------------------------------

Zohar CDO 2003-1, Limited                                     $0                                $0
----------------------------------------------- -------------------------------- ----------------------------------

Total                                                     $3,400,000                        $2,500,000
----------------------------------------------- -------------------------------- ----------------------------------

